DELAWARE GROUP® CASH RESERVE
Delaware Cash Reserve Fund

Supplement to the Fund's Prospectuses
dated July 29, 2008

DELAWARE GROUP TAX-FREE MONEY FUND
Delaware Tax-Free Money Fund

Supplement to the Fund's Prospectuses
dated August 28, 2008

DELAWARE VIP® TRUST
Delaware VIP Cash Reserve Series

Supplement to the Fund's Prospectuses
dated April 29, 2008

(each, a "Fund" and collectively, the "Funds")

(the Delaware Group Cash Reserve, Delaware Group Tax-Free Money Fund and
Delaware VIP Trust, each a "Trust")

On December 2, 2008 the Board of Trustees of the Trust approved the participation by the Funds in the extension of the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"), and each Fund has applied to participate in the extension.

Under the Program, shares held by shareholders in a Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program protects no more than the number of shares of a Fund held by a shareholder as of the close of business on September 19, 2008 (the "Program Date"), and protects less in certain cases, if a shareholder sold shares after the Program Date. Specifically, if the number of shares held by a shareholder fluctuates after the Program Date, the shareholder will be covered for the lesser of the number held on the Program Date or the number held on the date on which the Fund's market-based net asset value per share falls below $0.995. The shareholder will receive the lesser of these two amounts even if his or her account balance fluctuates to zero after September 19, 2008, provided the account has remained open continuously since September 19, 2008. However, if a shareholder who owns shares covered by the Program closes his or her account or transfers shares to a new account (i.e., to a new direct ownership structure, a new broker or other intermediary, or a new vehicle like a 401(k) or IRA), the shares will not be covered.

The extension of the Program begins on December 19, 2008 and continues through April 30, 2009. Participation in the extension of the Program (i.e., until April 30, 2009) requires payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of each Fund as of the Program Date. This expense is borne by each Fund and therefore shared among all of the Fund's shareholders without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may further extend the Program beyond this term, but no later than through the close of business on September 18, 2009. If the Program is further extended, the Funds will consider whether to continue to participate.

As of the date of this Supplement, the U.S. Treasury Department has reported that assets available to support all participating money market funds will not exceed the amount available within the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $49 billion). More information about the Program is available at http://www.ustreas.gov.

This Supplement updates certain information contained in the Prospectuses for the Funds dated July 29, 2008, August 28, 2008, and April 29, 2008, respectively.

Please keep this Prospectus Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 800 523-1918.

This Supplement is dated December 12, 2008.